Commitments and Contingencies	9 Months Ended
Sep. 30, 2024
Other Provisions, Contingent Liabilities, and Contingent Assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Commitments – The Company enters into several purchase agreements and supplementary agreements with its third-party manufacturers and suppliers for future deliveries of equipment and components. In addition, the Company enters into intellectual property and licensing agreements with third parties. The total future payments under these agreements amounted to $591 million and $1.1 billion, as of September 30, 2024 and December 31, 2023, respectively. Unconditional purchase commitments of $368 million are due within the next 12 months.

Additionally, the Company obtained letters of credit to primarily guarantee payments for utility suppliers and foreign statutory payroll related charges. The Company has obtained letters of credit of $30 million and $23 million as of September 30, 2024 and December 31, 2023, respectively, and has drawn down bank guarantees of $4 million and $54 million as of September 30, 2024 and December 31, 2023, respectively.
Contingencies – From time to time, the Company is a party to claims that arise in the normal course of business. These claims include allegations of infringement of intellectual property rights of others as well as other claims of liability. In addition, the Company, on a case by case basis, includes intellectual property indemnification provisions in the terms of sale and technology licenses with third parties. The Company is also subject to various taxes in the different jurisdictions in which it operates. These include property, goods and services, and other non-income taxes. The Company accrues costs associated with these matters when they become probable and reasonably estimable. The Company does not believe it is probable that losses associated with these matters beyond those already recognized will be incurred in amounts that would be material to the interim financial statements.
On April 28, 2021, IBM sent the Company a letter alleging for the first time that it did not fulfill its obligations under the contracts entered into with IBM in 2014 and 2015 associated with the acquisition of IBM’s Microelectronics division. IBM asserted that the Company engaged in fraudulent misrepresentations during the underlying negotiations, and claimed the Company owed them $2.5 billion in damages and restitution. On June 7, 2021, the Company filed a complaint with the New York State Supreme Court (the “Court”) seeking a declaratory judgment that the Company did not breach the relevant contracts. IBM subsequently filed its complaint with the Court on June 8, 2021. On September 14, 2021, the Court granted the Company’s motion to dismiss IBM’s claims of fraud, unjust enrichment and breach of the implied covenant of good faith and fair dealing. IBM appealed the dismissal of its fraud claim, and on April 7, 2022, the New York Appellate Division reversed the Court’s decision. Discovery and dispositive motion practice have been completed and the trial is scheduled to commence on February 3, 2025. The Company believes, based on discussions with legal counsel, that it has meritorious defenses against IBM’s claims and intends to vigorously defend against them.